                                                                Exhibit 23.02



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 5, 1996 relating to the financial statements of SEFCO, Inc. in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Denali Incorporated for the registration of shares of its common stock.






                                                  GAYNOR AND FAWCETT, INC.

Tulsa, Oklahoma
September 25, 1997